Income Taxes (Details Narrative) - USD ($)	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019
Income Tax Disclosure [Abstract]
Deferred tax asset	$ 80,076	$ 16,509
Valuation allowance	$ 80,076	$ 16,509
Operating loss carryforward description	The net operating loss carryforward, if not used, will begin to expire in 2045, and is severely restricted as per the Internal Revenue Code if there is a change in ownership.